UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

May 12, 2011

API TECHNOLOGIES CORP.

(Exact name of registrant as specified in its charter)

Delaware	000-29429	98-0200798
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4705 S. Apopka Vineland Rd. Suite 210, Orlando, FL 32819

(Address of principal executive offices, including zip code)

(407) 909-8015

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

In connection with presentations by senior management of API Technologies Corp. (the “Company”) with potential investors in the Company’s proposed senior secured credit facilities to be entered into in connection with the acquisition of Spectrum Control, Inc., the Company is disclosing certain information (the “Disclosed Information”).

Statements made in the Disclosed Information that are not historical are forward-looking statements that reflect management’s current views with respect to future events and performance and may include statements concerning plans, objectives, goals, strategies, future events or performance, and underlying assumptions and other statements, which are other than statements of historical fact. Such statements are subject to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the Company’s actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Important factors that could cause or contribute to such differences include, among others, the failure to complete the pending acquisition of Spectrum Control, Inc.; the failure to integrate businesses acquired by the Company; the failure to realize the anticipated benefits associated with the Company’s acquisitions; possible diversion of management’s time and attention in connection with the Company’s acquisitions; and the Company’s ability to predict future market conditions with accuracy. The Company discusses these risks in greater detail in its other filings with the Securities and Exchange Commission. Given these uncertainties, investors should not place undue reliance on these forward-looking statements. Except as required by law, the Company assumes no obligation to update these forward-looking statements or to update the reasons why actual results could differ materially from those anticipated in these forward-looking statements, even if new information becomes available in the future.

A copy of the Disclosed Information is furnished as Exhibit 99.1 to this Current Report on Form 8-K. The information set forth under “Item 7.01. Regulation FD Disclosure.” and in Exhibit 99.1 is intended to be furnished pursuant to Item 7.01. Such information, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference into any filing pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing. The furnishing of this information pursuant to Item 7.01 shall not be deemed an admission by the Company as to the materiality of such information.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Exhibit Title

99.1	Presentation Materials

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

API TECHNOLOGIES CORP.

By:	/s/ Andrew Laurence
Name: Andrew Laurence
Title: Chief Accounting Officer and Vice President of Finance

Date: May 12, 2011

EXHIBIT INDEX

Exhibit Number	Exhibit Title

99.1	Presentation Materials